As filed with the Securities and Exchange Commission on September 15, 2015

1933 Act File No. 333-28697

1940 Act File No. 811-08243

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 163	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 164	☒

(Check appropriate box or boxes.)

Direxion Funds

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Exact name of Registrant as Specified in Charter)

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Angela Brickl	Eric S. Purple
Rafferty Asset Management, LLC	K&L Gates LLP
1301 Avenue of the Americas (6th Avenue)	1601 K Street, NW
35th Floor	Washington, DC 20006
New York, NY 10019

It is proposed that this filing will become effective (check appropriate box)

☒                                  immediately upon filing pursuant to paragraph (b)

☐                                    on (date) pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on (date) pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Prospectus and Statement of Additional Information for the Direxion Monthly 30 Year Treasury Bull 1.2X Fund and the Direxion Monthly 30 Year Treasury Bear 1X Fund;

Part C of Form N-1A;

Signature Page; and

Exhibit.

DIREXION FUNDS
PROSPECTUS

1301 Avenue of the Americas (6th Avenue), 35th Floor,	New York, New York 10019	(800) 851-0511

www.direxioninvestments.com

BULL FUND	BEAR FUND
Direxion Monthly 30 Year Treasury Bull 1.2X Fund (DXLTX)	Direxion Monthly 30 Year Treasury Bear 1X Fund (DXSTX)

Investor Class

The Direxion Monthly 30 Year Treasury Bull 1.2X Fund (the “Bull Fund”) attempts to provide leveraged calendar month investment results that correlate to the performance of an underlying index. The Direxion Monthly 30 Year Treasury Bear 1X Fund (the “Bear Fund”) attempts to provide inverse calendar month investment results that correlate to the opposite of the performance of an underlying index. The Bull Fund and the Bear Fund are riskier than most mutual funds.  Investors who do not understand the Funds should not buy the Funds.

An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 120% (for the Bull Fund) or -100% (for the Bear Fund) exposure to the underlying index from that point until the end of the month.  The actual exposure (“beta”) is a function of the performance of the underlying index from the end of the prior calendar month and such investor should consult the Fund’s website to determine the then projected beta before investing in the Fund.  If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the underlying index’s performance for the longer period.  This deviation will increase with higher index volatility and longer holding periods.

The return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the underlying index for such shorter period and the magnification point for the Funds.

The Funds are not suitable for all investors and are designed to be utilized by sophisticated investors, such as traders and active investors employing dynamic strategies who

(a) for the Bull Fund, understand the risks associated with the use of leverage,

(b) understand the consequences of seeking calendar month leveraged investment results,

(c) for the Bear Fund, understand the risk of shorting, and

(d) intend to actively monitor and manage their investments.

Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.

The Bear Fund pursues investment goals which are inverse to the performance of its underlying index, a result opposite of most other mutual funds.

There is no assurance that the Funds will achieve their investment objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

September 15, 2015

TABLE OF CONTENTS

SUMMARY SECTION	1

Direxion Monthly 30 Year Treasury Bull 1.2X Fund	1
Direxion Monthly 30 Year Treasury Bear 1X Fund	7

OVERVIEW OF THE FUNDS	13

ADDITIONAL INFORMATION REGARDING INVESTMENT TECHNIQUES AND POLICIES	14

RISKS	21

INDEX LICENSORS	26

ABOUT YOUR INVESTMENT	26

Share Price of the Funds	26
Rule 12b-1 Fees	27
Additional Payments to Financial Intermediaries	28
Shareholder Services Guide	28

ACCOUNT AND TRANSACTION POLICIES	30

MANAGEMENT OF THE FUNDS	33

PORTFOLIO HOLDINGS	34

DISTRIBUTIONS AND TAXES	34

FINANCIAL HIGHLIGHTS	36

MORE INFORMATION ON THE FUNDS	Back Cover

SUMMARY SECTION

Direxion Monthly 30 Year Treasury Bull 1.2X Fund

Important Information Regarding the Fund

The Direxion Monthly 30 Year Treasury Bull 1.2X Fund (the “Fund”) seeks calendar month leveraged investment results. The pursuit of calendar month leveraged goals means that the Fund is riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the performance of the NYSE Current 30 Year U.S. Treasury Index.  The pursuit of calendar month leveraged investment goals means that the return of the Fund for a period longer than a full calendar month may have no resemblance to 120% of the return of the NYSE Current 30 Year U.S. Treasury Index for such longer period because the aggregate return of the Fund is the product of a series of each calendar month’s leveraged returns. The path of the underlying index during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the underlying index for the relevant longer period, especially in periods of market volatility. Further, the return for investors that invest for periods less than a full calendar month or for a period different than a calendar month will not be the product of the return of the Fund’s stated investment objective and the performance of the underlying index for the full calendar month.

Investment Objective

The Fund seeks monthly investment results, before fees and expenses, of 120% of the calendar month performance of the NYSE Current 30 Year U.S. Treasury Index. The Fund seeks calendar month leveraged investment results and does not seek to achieve its stated investment objective for a different period of time. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (Operating Services Fee)(1)	0.10%
Total Annual Fund Operating Expenses	1.10%

(1)        Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2017 other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$112	$350

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy

The Fund, under normal circumstances, creates long positions by investing at least 80% of its assets in the U.S. government security that comprises the NYSE Current 30 Year U.S. Treasury Index (the “Index”) and/or financial instruments that, in combination, provide leveraged and unleveraged exposure to the Index. These financial instruments include: swap agreements; futures contracts; forward contracts; reverse repurchase agreements; and other financial instruments. On a day-to-day basis, the Fund may hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

The Index is a one-security fixed income index that consists of the most recently issued 30-year U.S. Treasury bond.  The 30-year Treasury bond included in the Index is non-callable with fixed non-zero coupon payments; is denominated in U.S. Dollars; and has a maturity of 30 years at issuance.  Treasury bonds are auctioned by the U.S. Department of Treasury on a quarterly basis in February, May, August and November.  At month end, if there is a more recently auctioned U.S. Treasury bond that meets all of the requirements for inclusion, then that issue will replace the current U.S. Treasury bond in the Index.

DIREXION FUNDS PROSPECTUS	1

Neither the Direxion Funds (the “Trust”) nor the Fund is sponsored, endorsed, sold or promoted by NYSE EURONEXT or its affiliates (“NYSE EURONEXT”). NYSE EURONEXT makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the Index to track general stock market performance.

NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE TREASURY INDEXES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Fund may gain exposure to the Index either by directly investing in the underlying security of the Index or by investing in financial instruments that provide leveraged and unleveraged exposure to the security. The Fund seeks to remain fully invested at all times consistent with its stated investment objective. At the close of the markets on the last trading day of each month, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the month will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen over the course of a given month, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen over the course of a given month, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its investment objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Aggressive Investment Techniques Risk

The Fund uses investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments. These financial instruments include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Derivatives Risk

The Fund uses investment techniques, including investments in derivatives such as futures contracts, options and swaps, which may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks such as counterparty risk, liquidity risk, and increased monthly correlation risk.  When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective.  The Fund may use a combination of swaps on the Index and swaps on an exchange-traded fund (“ETF”) whose investment objective is to track the performance of the Index.

2	DIREXION FUNDS PROSPECTUS

The performance of this underlying ETF may not track the performance of the Index due to fees and other costs borne by the ETF and other factors.  Thus, to the extent that the Fund invests in swaps that use an ETF as an underlying reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as a reference or as an underlying asset.  Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return.  In addition, the Fund’s investments in derivatives as of the date of this Prospectus are subject to the following risks:

Swap Agreements. Total return swaps are subject to counterparty risk, which relate to credit risk of the counterparty and liquidity risk of the swaps themselves.

Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its investment objective.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Effects of Compounding and Market Volatility Risk

The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the Index for periods other than a calendar month.  The Fund rebalances its portfolio on a calendar month basis, increasing exposure in response to the Index’s calendar month gains or reducing exposure in response to the Index’s calendar month losses.  This means that for a period longer than one calendar month, the pursuit of monthly goals may result in monthly leveraged compounding.  It also means that the return of the Index over a period of time greater than one calendar month multiplied by the Fund’s monthly target (120%) generally will not equal the Fund’s performance over that same period.

As a result, over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the Index due to the compounding effect of losses and gains on the returns of the Fund.  It also is expected that the Fund’s use of leverage will cause the Fund to underperform 120% of the return of the Index in a trendless or flat market.

The effect of compounding becomes more pronounced on the Fund’s performance as the Index experiences volatility.  The Index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the Index.  The table below provides examples of how Index volatility could affect the Fund’s performance.  The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period and is shown to illustrate how holding the Fund for a period longer than one calendar month may negatively impact investment return.  As shown in the table below, this Fund would be expected to lose 3.6% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%.  If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period for the Fund widens to approximately 20.5%.

At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index is flat.  For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 30.8% of its value, even if the cumulative Index return for the year was 0%.

Table 1

DIREXION FUNDS PROSPECTUS	3

The Index’s annualized historical volatility rate for the five-year period ended December 31, 2014 was 16.05%.  The Index’s highest volatility rate for any one calendar year during the five-year period was 20.98% and volatility for a shorter period of time may have been substantially higher.  The Index’s annualized performance for the five-year period ended December 31, 2014 was 10.56%.  Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.  The volatility of ETFs or instruments that reflect the value of the Index such as swaps, may differ from the volatility of the Index.

For additional information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s full prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.

Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment.  The Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios.  This table is intended to underscore the fact that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.

Interest Rate Risk

The value of the Fund’s investment in fixed income securities will fall when interest rates rise. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. Changes or volatility in interest rates may adversely affect the performance of the Fund. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

Intra-Calendar Month Investment Risk

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month.  An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 120% leveraged investment exposure to the Index, depending upon the movement of the Index from the end of the prior calendar month until the point of purchase.  If the Index moves in value in a direction favorable to the Fund, the Fund’s net assets will rise by the same amount as the Fund’s exposure.  Conversely, if the Index moves in value in a direction adverse to the Fund, the Fund’s net assets will decline by the same amount as the

Fund’s exposure.  Since the Fund starts each month with exposure which is 120% of its net assets, a change in both the exposure and the net assets of the Fund by the same absolute amount results in a change in the comparative relationship of the two.  As an example (using simplified numbers), if the Fund had $100 in net assets at the market close on the last trading day of the month, it would seek $120 of exposure to the next month’s Index performance.  If the Index rose by 1% by mid-month, the exposure of the Fund will have risen by 1.2% to $121.44 and the net assets will have risen by that $1.44 gain to $101.44.  With net assets of $101.44 and exposure of $121.44, a purchaser at that point would be receiving 119.7% exposure of her investment instead of 120%.

Leverage Risk

To achieve its monthly investment objective, the Fund obtains investment exposure in excess of its assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage.  If you invest in the Fund, you are exposed to the risk that a decline in the monthly performance of the Index will be leveraged. This means that your investment in the Fund will be reduced by an amount equal to 1.2% for every 1% monthly decline, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 83%. Further, purchasing shares intra-calendar month may result in greater than 120% exposure to the performance of the Index if the Index declines between the end of the last calendar month and the time the investor purchased Fund shares.

To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.

Liquidity Risk

Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market

4	DIREXION FUNDS PROSPECTUS

and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Market Timing Activity Risk

Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading, which may lead to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.

Money Market Instrument Risk

The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest.  Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held.  Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price.  Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement.  There is no guarantee that money market instruments will maintain a stable value, and they may lose money.

Monthly Correlation/Tracking Risk

There is no guarantee that the Fund will achieve its monthly leveraged investment objective. The Fund may have difficulty achieving its monthly leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund.  Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.  The Fund’s weighting of investment exposure to the security comprising the Index may be different from that of the Index.  In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its Index. Activities surrounding Index reconstitutions and other Index repositioning or reconstitution events may hinder the Fund’s ability to meet its calendar month leveraged investment objective in that month.

Non-Diversification Risk

The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Regulatory Risk

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Fund Performance

No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus.  Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxioninvestments.com or by calling the Fund toll-free at (800) 851-0511.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion

DIREXION FUNDS PROSPECTUS	5

Monthly 30 Year Treasury Bull 1.2X Fund, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$500

Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account. Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	DIREXION FUNDS PROSPECTUS

Direxion Monthly 30 Year Treasury Bear 1X Fund

Important Information Regarding the Fund

The Direxion Monthly 30 Year Treasury Bear 1X Fund (the “Fund”) seeks inverse calendar month investment results.  The pursuit of calendar month investment goals means that the return of the Fund for a period longer than a full calendar month may bear no resemblance to -100% of the return of the NYSE Current 30 Year U.S. Treasury Index for such longer period because the aggregate return of the Fund is the product of the series of calendar month returns for each calendar month.  The path of the underlying index during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the underlying index for the relevant longer period, especially in periods of market volatility. Further, the return for investors that invest for periods less than a full calendar month or for a period different than a calendar month will not be the product of the return of the Fund’s stated investment objective and the performance of the underlying index for the full calendar month.

Investment Objective

The Fund seeks monthly investment results, before fees and expenses, of 100% of the inverse (or opposite) of the calendar month performance of the NYSE Current 30 Year U.S. Treasury Index. The Fund seeks calendar month investment results and does not seek to achieve its stated investment objective for a different period of time.  The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month investment results, understand the risks associated with shorting and are willing to monitor their portfolios frequently.  The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (Operating Services Fee)(1)	0.10%
Total Annual Fund Operating Expenses	1.10%

(1)                Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2017 other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$112	$350

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy

The Fund, under normal circumstances, creates short positions by investing at least 80% of its assets in: swap agreements; futures contracts; U.S. government securities; forward contracts; reverse repurchase agreements; and other financial instruments that, in combination, provide inverse exposure to the NYSE Current 30 Year U.S. Treasury Index (the “Index”). On a day-to-day basis, the Fund may hold short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

The Index is a one-security fixed income index that consists of the most recently issued 30-year U.S. Treasury bond.  The 30-year Treasury bond included in the Index is non-callable with fixed non-zero coupon payments; is denominated in U.S. Dollars; and has a maturity of 30 years at issuance.  Treasury bonds are auctioned by the U.S. Department of Treasury on a quarterly basis in February, May, August and November.  At month end, if there is a more recently auctioned U.S. Treasury bond that meets all of the requirements for inclusion, then that issue will replace the current U.S. Treasury bond in the Index.

Neither the Direxion Funds (the “Trust”) nor the Fund is sponsored, endorsed, sold or promoted by NYSE EURONEXT or its affiliates (“NYSE EURONEXT”). NYSE EURONEXT makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the Index to track general stock market performance.

DIREXION FUNDS PROSPECTUS	7

NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE TREASURY INDEXES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Fund gains exposure to the Index by investing in a combination of financial instruments that provide exposure to the underlying security of the Index. The Fund seeks to remain fully invested at all times consistent with its stated investment objective. At the close of the markets on the last trading day of each month, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the month will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen over the course of a given month, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen over the course of a given month, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its investment objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Aggressive Investment Techniques Risk

The Fund uses investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments. These financial instruments include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Derivatives Risk

The Fund uses investment techniques, including investments in derivatives such as futures contracts, options and swaps, which may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks such as counterparty risk, liquidity risk, and increased monthly correlation risk.  When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective.  The Fund may use a combination of swaps on the Index and swaps on an exchange-traded fund (“ETF”) whose investment objective is to track the performance of the Index.  The performance of this underlying ETF may not track the performance of the Index due to fees and other costs borne by the ETF and other factors.  Thus, to the extent that the Fund invests in swaps that use an ETF as an underlying reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as a reference or as an underlying asset.  Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return.  In addition, the Fund’s

8	DIREXION FUNDS PROSPECTUS

investments in derivatives as of the date of this prospectus are subject to the following risks:

Swap Agreements. Total return swaps are subject to counterparty risk, which relate to credit risk of the counterparty and liquidity risk of the swaps themselves.

Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its investment objective.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Effects of Compounding and Market Volatility Risk

The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the Index for periods other than a calendar month.  The Fund rebalances its portfolio on a calendar month basis, increasing exposure in response to the Index’s calendar month gains or reducing exposure in response to the Index’s calendar month losses.  This means that for a period longer than a calendar month, the pursuit of monthly goals may result in monthly leveraged compounding.  It also means that the return of the Index over a period of time greater than one calendar month multiplied by the Fund’s monthly target (-100%) generally will not equal the Fund’s performance over that same period.

As a result, over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the Index due to the compounding effect of losses and gains on the returns of the Fund.  It also is expected that the Fund’s use of leverage will cause the Fund to underperform the return of the inverse of the Index in a trendless or flat market.

The effect of compounding becomes more pronounced on the Fund’s performance as the Index experiences volatility.  The Index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the Index.  The table below provides examples of how Index volatility could affect the Fund’s performance.  The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period and is shown to illustrate how holding the Fund for a period longer than one calendar month may negatively impact investment return.  As shown in the table below, this Fund would be expected to lose 2.5%  if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%.  If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period for the Fund widens to approximately 14.6%.

At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index is flat.  For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose approximately 19.9% of its value, even if the cumulative Index return for the year was 0%.

Table 1

The Index’s annualized historical volatility rate for the 5 year period ended December 31, 2014 was 16.05%.  The Index’s highest volatility rate for any one calendar year during the five-year period was 20.98% and volatility for a shorter period of time may have been substantially higher.  The Index’s annualized performance for the five-year period ended December 31, 2014 was 10.56%.  Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.  The volatility of ETFs or instruments that reflect the value of the Index such as swaps, may differ from the volatility of the Index.

For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see

DIREXION FUNDS PROSPECTUS	9

“Additional Information Regarding Investment Techniques and Policies” in the Fund’s full prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.

Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment.  The Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios.  This table is intended to underscore the fact that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.

Interest Rate Risk

The value of the Fund’s investment in fixed income securities will fall when interest rates rise. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. Changes or volatility in interest rates may adversely affect the performance of the Fund. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.  Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

Intra-Calendar Month Investment Risk

The Fund seeks calendar month investment results which should not be equated with seeking a goal for shorter than a calendar month.  An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than -100% investment exposure to the Index, depending upon the movement of the Index from the end of the prior calendar month until the point of purchase.  If the Index moves in value in a direction favorable to the Fund, the Fund’s net assets will rise by an amount equal to the decline in the Fund’s exposure.  Conversely, if the Index moves in a direction adverse to the Fund, the Fund’s net assets will decline by the same amount as the increase in the Fund’s exposure.  As an example (using simplified numbers), if the Fund had $100 in net assets at the market close on the last trading day of the month, it would seek -$100 of exposure to the next month’s Index performance.  If the Index declined by 1% by mid-month, the exposure of the Fund will fall by 1% to -$99 and the net assets will rise by $1 to $101.  With net assets of $101 and exposure of -$99, a purchaser at that point would be receiving -98% exposure of her investment instead of -100%.

Liquidity Risk

Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Market Timing Activity Risk

Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading, which may lead to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.

Money Market Instrument Risk

The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest.  Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held.  Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price.  Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement.  There is no guarantee that money market instruments will maintain a stable value, and they may lose money.

Monthly Inverse Index Correlation Risk/Tracking Risk

Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional funds.  There can be no guarantee that the Fund will achieve a high degree of correlation with its investment objective relative to the Index.  A number of factors may adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, income items, accounting standards and

10	DIREXION FUNDS PROSPECTUS

significant purchase and redemption activity by Fund shareholders.  The Fund’s weight of investment exposure to the security comprising the Index may be different from that of the Index.  In addition, the Fund may invest in securities or financial instruments not included in the Index.  The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index.  Activities surrounding Index reconstitutions and other Index repositioning or reconstitution events may hinder the Fund’s ability to meet its investment objective.  The Fund seeks to rebalance its portfolio to keep its investments consistent with its investment objective.

Non-Diversification Risk

The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Regulatory Risk

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Shorting Risk

In order to achieve its monthly inverse investment objective, the Fund may seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such an increase in volatility or decrease in the liquidity of the securities of the underlying short position.  If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement.  If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to lack of available securities or counterparties.  Obtaining inverse exposure through the use of derivatives or other financial instruments may be considered an aggressive investment technique.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Fund Performance

No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus.  Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxioninvestments.com or by calling the Fund toll-free at (800) 851-0511.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager

Tony Ng	Since Inception	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion Monthly 30 Year Treasury Bear 1X Fund, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$500

Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0

DIREXION FUNDS PROSPECTUS	11

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	DIREXION FUNDS PROSPECTUS

OVERVIEW OF THE FUNDS

The Direxion Funds (the “Trust”) is a registered investment company offering a number of separate series.  This Prospectus describes shares of the funds noted below (each a “Fund” and collectively, the “Funds”).  Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the investment adviser to each Fund.

As used in this Prospectus, the term “calendar month” refers to the period from the close of the markets on the last business day of a given month until the close of the markets on the last business day of the subsequent month.

The Direxion Monthly 30 Year Treasury Bull 1.2X Fund (the “Bull Fund”) seeks to provide calendar month leveraged investment results, before fees and expenses, that correspond to the performance of the NYSE Current 30 Year U.S. Treasury Index (the “Index”).  The Direxion Monthly 30 Year Treasury Bear 1X Fund (the “Bear Fund”) seeks to provide calendar month investment results, before fees and expenses, that correspond to the inverse or opposite of the performance of the Index.

The Funds seek calendar month investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month.  An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 120% (for the Bull Fund) or -100% (for the Bear Fund) exposure to the Index, depending on the performance of the Index.  The Bull Fund attempts to provide investment results that correlate positively to the return of the Index, meaning the Bull Fund attempts to move in the same direction as the Index.  The Bear Fund attempts to provide investment results that correlate negatively to the return of the Index, meaning that the Bear Fund attempts to move in the opposite or inverse direction of the Index.  For example, the monthly target for the Bull Fund is 120% of the calendar month performance of the Index, while the monthly target for the Bear Fund is 100% of the inverse, or opposite, of the calendar month performance of the Index.  If, over a given calendar month, the Index gains 1%, the Bull Fund is designed to gain approximately 1.2% (which is equal to 120% of 1%), while the Bear Fund is designed to lose approximately 1%.  Conversely, if the Index loses 1% over a given calendar month, the Bull Fund is designed to lose approximately 1.2%, while the Bear Fund is designed to gain approximately 1%.

To pursue these results, the Funds use aggressive investment techniques such as engaging in swaps and futures transactions.  The Bull Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking monthly leveraged investment results, understand the risks associated with the Bull Fund’s use of leverage and are willing to monitor their portfolios frequently.  The Bear Fund is designed to be utilized by knowledgeable investors who understand the risks of shorting.  The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.  There is no assurance that the Funds will achieve their investment objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.

Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

Defensive Policy.  Generally, each Fund pursues its investment objective regardless of market conditions and does not take defensive positions.  As a consequence, a Fund will generally not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for the Index.  However, if the Index has moved dramatically in a particular direction and Rafferty believes a reversal is likely, Rafferty may attempt to hedge some portion of the Fund’s portfolio against such a reversal.  Such hedging strategies include, but are not limited to, the purchase of put options to hedge against a decline in a Bull Fund’s portfolio and the purchase of call options to hedge against a decline in a Bear Fund’s portfolio.  Hedging strategies will increase a Fund’s expenses, reduce net assets and reduce upside to some extent.  To reduce the cost of such a hedging strategy, Rafferty may sell options, which will reduce a Fund’s upside if such options move against the Fund.  In addition, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. government securities until the level of net assets is sufficient to permit the desired investments.  As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its investment objective, you may call (800) 851-0511.

DIREXION FUNDS PROSPECTUS	13

ADDITIONAL INFORMATION REGARDING INVESTMENT TECHNIQUES AND POLICIES

Rafferty uses a number of investment techniques in an effort to achieve the stated investment objective for each Fund.  The Bull Fund seeks 120% and the Bear Fund seeks -100% of the return of the Index on a given calendar month.

For the Bull Fund, Rafferty attempts to provide 1.2 times the return of the Index for a calendar month.  The Bear Fund is managed to provide returns inverse (or opposite) of the return of the Index for a calendar month.  To do this, Rafferty creates net “long” positions for the Bull Fund and net “short” positions for the Bear Fund. (Rafferty may create short positions in the Bull Fund and long positions in the Bear Fund even though the net exposure in the Bull Fund will be long and the net exposure in the Bear Fund will be short.)  Long positions move in the same direction as the Index, advancing when the Index advances and declining when the Index declines. Short positions move in the opposite direction of the Index, advancing when the Index declines and declining when the Index advances.

In seeking to achieve each Fund’s investment objective, Rafferty uses statistical and quantitative analysis to determine each Fund’s investments and the techniques to employ. Rafferty relies upon a pre-determined model to generate orders that result in repositioning each Fund’s investments in accordance with its monthly investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce monthly returns consistent with a Fund’s investment objective. In general, if a Fund is performing as designed, the return of the Index will dictate the return for that Fund.  Each Fund generally pursues its investment objective regardless of market conditions.

Exposure to Underlying Index and Portfolio Repositioning. Each Fund has a clearly articulated goal which requires it to seek economic exposure in excess of its assets (i.e., net assets plus borrowings for investment purposes). To meet its investment objective, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with its investment objective.  Seeking calendar month leveraged investment results provides potential for greater gains and losses relative to Index performance.  On the last business day of each calendar month, each Fund will position its portfolio to ensure that the exposure to the Index is consistent with its investment objective. The impact of market movements during the calendar month will determine whether the portfolio needs to be repositioned.

Bull Fund.  If the Index rises from the beginning of a calendar month to the end of the calendar month, the Bull Fund’s net assets should rise, meaning the Bull Fund’s exposure may need to be increased. Conversely, if the Index falls from the beginning of a calendar month to the end of the calendar month, the Bull Fund’s net assets should fall, meaning the Bull Fund’s exposure may need to be reduced.

Bear Fund.  If the Index rises from the beginning of a calendar month to the end of the calendar month, the Bear Fund’s net assets should fall, meaning the Bear Fund’s exposure may need to be reduced. If the Index falls from the beginning of a calendar month to the end of the calendar month, the Bear Fund’s net assets should rise, meaning the Bear Fund’s exposure may need to be increased.

A Fund’s portfolio may also need to be changed to reflect changes in the composition of the Index.

Each Fund invests in swap agreements, reverse repurchase agreements, options, futures contracts, and other financial instruments. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund. To create the necessary exposure, the Bear Fund engages in short selling – borrowing and selling securities it does not own. The money that the Bear Fund receives from short sales – the short sale proceeds – is an asset of the Bear Fund that can generate income to help offset the Bear Fund’s operating expenses. However, the costs of creating short exposure, which may require the Bear Fund’s counterparties to borrow and sell certain securities, may offset or outweigh such income.

The Funds also may gain exposure to securities that are not included in the Index or may overweight or underweight the component of the Index.  In addition, each Fund is non-diversified, which means that it may invest in the securities of a limited number of issuers.

Index Correlation (Tracking Risk). The Bull Fund is designed to provide calendar month leveraged investment returns, before fees and expenses, that are 1.2 times the returns of the Index for a calendar month. The Bear Fund is designed to provide calendar month investment returns, before fees and expenses, that are inverse (or opposite) of the returns of the Index for a calendar month.  While

14	DIREXION FUNDS PROSPECTUS

Rafferty attempts to minimize any “tracking risk” (the statistical measure of the difference between the investment results of a Fund and the expected performance given its investment objective), certain factors will cause a Fund’s investment results to vary from its stated investment objective. A Fund may have difficulty in achieving its calendar month target due to fees and expenses such as financing fees related to derivative investments and operating expenses of the Fund, high portfolio turnover, transaction costs, significant purchase and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund.

Impact of Compounding and Volatility.  For a period longer than one calendar month, the pursuit of calendar month goals may result in calendar month leveraged compounding, which means that the return of the Index over a period of time greater than one calendar month multiplied by a Fund’s calendar month target (e.g., 120% or -100%) generally will not equal a Fund’s performance over that same period. As such, although federal regulations require that this prospectus include annualized performance and multi-year expense information for each Fund, investors should bear in mind that the Funds seek calendar month, and not annual, investment results. Consider the following examples:

Compounding Example 1 – Underlying Index Lacks a Trend

Mary is considering investments in three Funds, Fund A, Fund B and Fund C. Fund A is a traditional index fund which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged Fund and seeks calendar month leveraged investment results (before fees and expenses) that correspond to 120% of the calendar month performance of the XYZ index. Fund C is a leveraged Fund and seeks calendar month leveraged investment results (before fees and expenses) that correspond to -100% of the calendar month performance of the XYZ index.

In January, the XYZ index increases in value from $100 to $105, a gain of 5%. In February, the XYZ index declines from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index has not moved.

An investment in Fund A would be expected to gain 5% in January and lose 4.76% in February to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:

FUND A – A Traditional Index Fund

Month	Index Value	Index Monthly Performance	Index Cumulative Performance	Value of Investment
	$100.00			$100.00
January	$105.00	5.00%	5.00%	$105.00
February	$100.00	-4.76%	0.00%	$100.00

The same $100 investment in Fund B, however, would be expected to gain 6% in January (120% of 5%) but decline 5.71% in February.

FUND B – Seeks calendar month leveraged investment results

Month	Index Value	Index Monthly Performance	120% of Monthly Index Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	6.00%	$106.00	5.00%	6.00%
February	$100.00	-4.76%	-5.71%	$99.95	0.00%	-0.05%

Although the percentage decline is smaller in February than the percentage gain in January, the loss is applied to a higher principal amount so the investment in Fund B has a loss even when the aggregate index value for the two-month period has not declined. (These calculations do not include the charges for expense ratio and the financing charges.)

Because Fund C seeks leveraged inverse returns, the same $100 investment in Fund C would be expected to lose 5% in January and then gain 4.76% in February.

DIREXION FUNDS PROSPECTUS	15

FUND C – Seeks calendar month leveraged inverse investment results

Month	Index Value	Index Monthly Performance	-100% of Index Monthly Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	-5.00%	$95.00	5.00%	-5.00%
February	$100.00	-4.76%	4.76%	$99.52	0.00%	-0.48%

Because the gain in February is multiplied by the already-diminished investment, the investment in Fund C does not make up its January losses even though the index has returned to its original value.

Compounding Example 2 – Underlying Index Has a Clear Trend

Leveraged compounding will not always result in greater losses. If the index trends in one direction (e.g. increases in value for two consecutive months), the compounded return will outperform the index’s cumulative performance multiplied by 120% or -100% (as applicable). For example, if the XYZ index were to increase to $110 in February (instead of decline back to $100 as it had in the prior example), the resulting performance of Fund A, Fund B and Fund C would be as follows:

FUND A

Month	Index Value	Index Monthly Performance	Index Cumulative Performance	Value of Investment
	$100.00			$100.00
January	$105.00	5.00%	5.00%	$105.00
February	$110.00	4.76%	10.00%	$110.00

FUND B

Month	Index Value	Index Monthly Performance	120% of Index Monthly Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	6.00%	$106.00	5.00%	6.00%
February	$110.00	4.76%	5.71%	$112.05	10.00%	12.05%

FUND C

Month	Index Value	Index Monthly Performance	-100% of Index Monthly Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	-5.00%	$95.00	5.00%	-5.00%
February	$110.00	4.76%	-4.76%	$90.48	10.00%	-9.52%

In the above example, the index’s cumulative performance was 10%, but Fund B gained slightly more than 12% (120% of 10%), due to the fact that February’s additional gains were applied to a higher investment amount.  Additionally, although the index’s trend was adverse to Fund C’s performance in both months, the cumulative loss to the investment was less than 10%, due to the fact that February’s additional losses were applied to an already-lowered investment amount.  Because the index trended in one direction, compounding improved the cumulative performance of both Fund B and Fund C.

This would also be true if the index trended in the other direction. However, in that instance, Fund C would outgain -100% of the index’s cumulative performance and Fund B’s losses would be slightly less than 120% of the index’s cumulative performance.

The Funds seek calendar month investment results and are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.  These Funds are very different from most mutual funds.  First, the Bull Fund pursues monthly leveraged investment goals, which means that it is riskier than alternatives that do not use leverage because the Bull Fund magnifies the performance of the benchmark.  Second, the Bear Fund pursues investment goals which are inverse to the performance of its benchmark; a result opposite of most other mutual funds.  Third, because the Funds seek calendar month investment results, an investor who purchases shares on a day other than the last business day of a calendar month will generally

16	DIREXION FUNDS PROSPECTUS

receive more, or less, than 120% or -100% (as applicable) exposure to the Index from that point until the end of the month.  The actual exposure is a function of the performance of the benchmark from the end of the prior calendar month and such investor should consult the Fund’s website to determine the then projected exposure before investing in the Fund.  If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period.  This deviation will increase with higher Index volatility and longer holding periods.  As a consequence, investors should not plan to hold the Funds unmonitored through the end of a month or for longer periods of time.  Further, the return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the Index for such shorter period and the magnification point for the Fund.  The Funds are not suitable for all investors.

For investments held through the end of a calendar month, volatility in the performance of the benchmark from month to month is the primary cause of any disparity between a Fund’s actual returns, the product of the Fund’s beta and the returns of the benchmark for such longer period.  Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns.  For example, consider the following three examples:

Example 1 – Benchmark Index Experiences Low Volatility

Mary invests $10.00 in a Bull Fund on the last day of Calendar Month 1.  During Calendar Month 2, the Fund’s benchmark rises from 100 to 102, a 2% gain.  Mary’s investment rises 2.4% to $10.24.  Mary holds her investment through the end of Calendar Month 3, during which the Fund’s benchmark rises from 102 to 104, a gain of 1.96%.  Mary’s investment rises to $10.48, a gain during Calendar Month 3 of 2.35%.  For the two calendar month period since Mary invested in the Fund, the benchmark gained 4% although Mary’s investment increased by 4.8%.  Because the benchmark index continued to trend upwards with low volatility, Mary’s return closely correlates to the 120% return of the return of the index for the period.

Example 2 – Benchmark Index Experiences High Volatility

Mary invests $10.00 in a Bull Fund on the last day of Calendar Month 1.  During Calendar Month 2, the Fund’s benchmark rises from 100 to 110, a 10% gain, and Mary’s investment rises 12% to $11.20.  Mary continues to hold her investment through the end of Calendar Month 3, during which the Fund’s benchmark declines from 110 to 90, a loss of 18.18%.  Mary’s investment declines by 21.82%, from $11.20 to $8.76.  For the two calendar month period since Mary invested in the Fund, the Fund’s benchmark index lost 10% while Mary’s investment decreased from $10 to $8.76, a 12.4% loss.  The volatility of the benchmark affected the correlation between the benchmark index’s return for the two calendar month period and Mary’s return.  In this situation, Mary lost more than 1.2 times the return of the benchmark index.

Example 3 – Intra Month Investment with Volatility

The examples above assumed that Mary purchased the Bull Fund on the last day of the relevant calendar month and received exposure equal to 120% of her investment.  If she made an investment on a subsequent day, she would have received a beta determined by the performance of the benchmark from the end of the prior calendar month until the date of the purchase.

Mary invests $10.00 in a Bear Fund on the 5th day of Calendar Month 1.  From the end of the prior calendar month until the day on which Mary invests, the index moves from 100 to 102, a 2% gain.  In light of that gain, the Fund beta at the point at which Mary invests is 119.5%.  During the remainder of Calendar Month 1, the Fund’s benchmark rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 9.37% (which is the benchmark gain of 7.84% multiplied by the 119.5% beta that she received) to $10.94.  Mary continues to hold her investment through the end of Calendar Month 2, during which the Fund’s benchmark declines from 110 to 90, a loss of 18.18%.  Mary’s investment declines by 21.8%, from $10.94 to $8.56.  For the period of Mary’s investment, the Fund’s benchmark declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $8.56, a 14.4% loss.  The volatility of the benchmark affected the correlation between the benchmark index’s return for the two calendar month period and Mary’s return.  In this situation, Mary lost more than 1.2 times the return of the benchmark index.  Mary was also less because she missed the first 2% move of the benchmark and had a beta of 119.5% for the remainder of Calendar Month 1.

An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 120% or -100% (as applicable) exposure to the Index, depending on the performance of the Index. If the Index moves in a direction favorable to the Funds, the investor will receive exposure to the Index, more or less than 120% or -100% (as applicable). Conversely, if the Index moves in a direction adverse to the Funds, the investor will receive exposure to the Index greater than or less than 120% or -100% (as applicable). Calendar month rebalancing will impair a Fund’s performance if the Index experiences

DIREXION FUNDS PROSPECTUS	17

volatility. For instance, a hypothetical 1.2X Bull Fund would be expected to lose 3.6% (as shown in the Table 1 below) if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 25%. A hypothetical 1X Bear Fund would be expected to lose 2.5% (as shown in the Table 1 below) if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 50%, the hypothetical loss for a one year period for a 1.2X Bull Fund widens to approximately 11.7% while the loss for a 1X Bear Fund rises to 8.0%. At higher ranges of volatility, there is a chance of a near complete loss of Fund value even if the underlying index is flat. For instance, if annualized volatility of the underlying index is 100%, both a Bull and a Bear Fund targeted to the same underlying index would be expected to lose 30.8% and 19.9%, respectively, of their value even if the cumulative underlying index return for the year was 0%. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

Table 1 – Negative Implications of Volatility

Volatility Range	1.2X Bull Fund Loss	1X Bear Fund Loss

10%	0.6%	0.4%
25%	3.6%	2.5%
50%	11.7%	8.0%
75%	20.5%	14.6%
100%	30.8%	19.9%

Table 2 shows the annualized volatility for the Index over the five year period ended December 31, 2014. The Index has historical volatility rates over that period ranging from 11.35% to 20.98%. Since market volatility, like that experienced by the markets recently, has negative implications for the Funds which rebalance on a calendar month basis, investors should be sure to monitor and manage their investments in the Funds, particularly in volatile markets. The negative implications of volatility noted in Table 1 can be combined with the recent volatility ranges of various indexes in Table 2 to give investors some sense of the risks of holding the Funds for long periods. These tables are intended to simply underscore the fact that the Funds that seek calendar month leveraged investment results are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

Table 2 – Annualized Five Year Volatility of the Index
Index	Volatility
NYSE Current 30 Year U.S. Treasury Index	16.05%

The Projected Returns of the Bull Fund and the Bear Fund for Shares Held Longer Than a Calendar Month.  The Funds seek calendar month investment results which should not be equated with seeking a goal for longer than a calendar month.  For instance, if the Index gains 10% during a year, the Bull Fund should not be expected to provide a return of 12% for the year even if it meets its calendar month target throughout the year.  This is true because the pursuit of calendar month goals may result in calendar month compounding, which means that the return of the Index over a period of time greater than one calendar month multiplied by 120%, in the case of the Bull Fund, or -100%, in the case of the Bear Fund, will not generally equal a Fund’s performance over that same period.

The following charts set out a range of hypothetical calendar month performances during a given calendar year of an index and demonstrate how changes in the index impact the Funds’ performance for each calendar month and cumulatively up to, and including, the entire calendar year.  The charts are based on a hypothetical $100 investment in the Funds over a 12-month calendar period and do not reflect expenses of any kind.

18	DIREXION FUNDS PROSPECTUS

Table 3 – The Market Lacks a Clear Trend for a Period Longer Than One Month

Index				Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	105	5.00%	5.00%	$106.00	6.00%	6.00%	$95.00	-5.00%	-5.00%
February	110	4.76%	10.00%	$112.06	5.71%	12.06%	$90.48	-4.76%	-9.52%
March	100	-9.09%	0.00%	$99.83	-10.91%	-0.17%	$98.70	9.09%	-1.30%
April	90	-10.00%	-10.00%	$87.85	-12.00%	-12.15%	$108.57	10.00%	8.57%
May	85	-5.56%	-15.00%	$82.00	-6.67%	-18.00%	$114.60	5.56%	14.60%
June	100	17.65%	0.00%	$99.36	21.18%	-0.64%	$94.38	-17.65%	-5.62%
July	95	-5.00%	-5.00%	$93.40	-6.00%	-6.60%	$99.10	5.00%	-0.90%
August	100	5.26%	0.00%	$99.30	6.32%	-0.70%	$93.88	-5.26%	-6.12%
September	105	5.00%	5.00%	$105.25	6.00%	5.25%	$89.19	-5.00%	-10.81%
October	100	-4.76%	0.00%	$99.24	-5.71%	-0.76%	$93.44	4.76%	-6.56%
November	95	-5.00%	-5.00%	$93.29	-6.00%	-6.71%	$98.11	5.00%	-1.89%
December	105	10.53%	5.00%	$105.07	12.63%	5.07%	$87.78	-10.53%	-12.22%

The cumulative annual performance of the index in Table 3 is 5%.  The hypothetical return of the Bull Fund for the calendar year is 12.63%, while the hypothetical return of the Bear Fund for the calendar year is -12.22%.  The volatility of the benchmark performance and the lack of a clear trend means that a Fund’s gain or losses are somewhat random and bear little relationship to the performance of the index for the year.

Table 4 – The Market Rises in a Clear Trend

Index				Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	102	2.00%	2.00%	$102.40	2.40%	2.40%	$98.00	-2.00%	-2.00%
February	104	1.96%	4.00%	$104.81	2.35%	4.81%	$96.08	-1.96%	-3.92%
March	106	1.92%	6.00%	$107.23	2.31%	7.23%	$94.23	-1.92%	-5.77%
April	108	1.89%	8.00%	$109.66	2.26%	9.66%	$92.45	-1.89%	-7.55%
May	110	1.85%	10.00%	$112.09	2.22%	12.09%	$90.74	-1.85%	-9.26%
June	112	1.82%	12.00%	$114.54	2.18%	14.54%	$89.09	-1.82%	-10.91%
July	114	1.79%	14.00%	$116.99	2.14%	16.99%	$87.50	-1.79%	-12.50%
August	116	1.75%	16.00%	$119.46	2.11%	19.46%	$85.96	-1.75%	-14.04%
September	118	1.72%	18.00%	$121.93	2.07%	21.93%	$84.48	-1.72%	-15.52%
October	120	1.69%	20.00%	$124.41	2.03%	24.41%	$83.05	-1.69%	-16.95%
November	122	1.67%	22.00%	$126.90	2.00%	26.90%	$81.67	-1.67%	-18.33%
December	124	1.64%	24.00%	$129.39	1.97%	29.39%	$80.33	-1.64%	-19.67%

The cumulative annual performance of the index in Table 4 is 24%.  The hypothetical return of the Bull Fund for the calendar year is 29.39%, while the hypothetical return of the Bear Fund for the calendar year is -19.67%.  In this case, because of the trend, the Bull Fund gain is greater than 120% of the index gain and the Bear Fund decline is less than 100% of the index gain for the year.

DIREXION FUNDS PROSPECTUS	19

Table 5 – The Market Declines in a Clear Trend

Index				Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	98	-2.00%	-2.00%	$97.60	-2.40%	-2.40%	$102.00	2.00%	2.00%
February	96	-2.04%	-4.00%	$95.21	-2.45%	-4.79%	$104.08	2.04%	4.08%
March	94	-2.08%	-6.00%	$92.83	-2.50%	-7.17%	$106.25	2.08%	6.25%
April	92	-2.13%	-8.00%	$90.46	-2.55%	-9.54%	$108.51	2.13%	8.51%
May	90	-2.17%	-10.00%	$88.10	-2.61%	-11.90%	$110.87	2.17%	10.87%
June	88	-2.22%	-12.00%	$85.75	-2.67%	-14.25%	$113.33	2.22%	13.33%
July	86	-2.27%	-14.00%	$83.41	-2.73%	-16.59%	$115.91	2.27%	15.91%
August	84	-2.33%	-16.00%	$81.08	-2.79%	-18.92%	$118.60	2.33%	18.60%
September	82	-2.38%	-18.00%	$78.77	-2.86%	-21.23%	$121.43	2.38%	21.43%
October	80	-2.44%	-20.00%	$76.46	-2.93%	-23.54%	$124.39	2.44%	24.39%
November	78	-2.50%	-22.00%	$74.17	-3.00%	-25.83%	$127.50	2.50%	27.50%
December	76	-2.56%	-24.00%	$71.89	-3.08%	-28.11%	$130.77	2.56%	30.77%

The cumulative annual performance of the index in Table 5 is -24%.  The hypothetical return of the Bull Fund for the calendar year is -28.11%, while the hypothetical return of the Bear Fund for the calendar year is 30.77%.  In this case, because of the trend, the Bull Fund decline is less than 120% of the index decline and the Bear Fund gain is greater than 100% of the index decline for the year.

20	DIREXION FUNDS PROSPECTUS

RISKS

An investment in the Funds entails risks.  The Funds could lose money, or their performance could trail that of other investment alternatives.  Rafferty cannot guarantee that the Funds will achieve their objective. In addition, the Funds present some risks not traditionally associated with most mutual funds.  It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Funds.  Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds.  These and other risks are described below.

Active and Frequent Trading Risk

Each Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.

Adverse Market Conditions Risk

Where the performance of a Fund is designed to correlate to the performance of the Index, a Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals. For example, if the Index has risen over a given calendar month, the Bear Fund’s performance should fall. Conversely, if the Index has fallen over a given calendar month, the Bull Fund’s performance also should fall.

Adviser’s Investment Strategy Risk

While the Adviser seeks to take advantage of investment opportunities for the Funds that will maximize their investment returns, there is no guarantee that such opportunities will ultimately benefit the Funds. The Adviser will aggressively change the Funds’ portfolios in response to market conditions that are unpredictable and may expose the Funds to greater market risk than conventional mutual funds. There is no assurance that the Adviser’s investment strategy will enable the Funds to achieve their investment objectives.

Aggressive Investment Techniques Risk

The Funds use investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk

Each Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include swap agreements and structured notes. The Funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Funds will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Funds may enter into swap agreements with a limited number of counterparties, and certain of the Funds may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Funds’ exposure to counterparty credit risk. The Funds do not specifically limit their counterparty risk with respect to any single counterparty. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Funds and, as a result, the Funds may not be able to achieve their investment objectives.

Derivatives Risk

Each Fund uses investment techniques, including investments in derivatives such as futures contracts, forward contracts, options and swaps, and other instruments that attempt to track the price movement of underlying securities or indices, which may be considered aggressive. The derivative instruments that the Funds may invest in are described in “Additional Information Regarding Investment Techniques and Policies.”  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may, as of the date

DIREXION FUNDS PROSPECTUS	21

of this Prospectus, expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move in value that causes a material decline in the Fund’s net asset value (“NAV”), the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of the transaction with a Fund.  In such circumstances, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure.  This may require the Fund to purchase or sell securities at unfavorable times.  The derivatives that the Funds may invest in include:

•     Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year.  In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference of underlying securities or instruments.  The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index.  Total return swaps are subject to counterparty risk, which relates to the credit risk of the counterparty and liquidity risk of the swaps themselves.

•     Futures. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.

•     Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

•     Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Effects of Compounding and Market Volatility Risk

Each Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the Index for periods other than a calendar month.  Each Fund rebalances its portfolio on a calendar month basis, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses.  This means that for a period longer than one calendar month, the pursuit of monthly goals may result in monthly leveraged compounding.  It also means that the return of the Index over a period of time greater than one calendar month multiplied by a Fund’s monthly target (120% or -100%) generally will not equal a Fund’s performance over that same period.

As a result, over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the Index due to the compounding effect of losses and gains on the returns of a Fund.  It also is expected that a Fund’s use of leverage will cause a Fund to underperform 120% of the return or -100% of the return of the Index in a trendless or flat market.

The effect of compounding becomes more pronounced on each Fund’s performance as the Index experiences volatility.  The Index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the Index.  The tables below provide examples of how Index volatility could affect a Fund’s performance. The charts show estimated Fund returns for a number of combinations of performance and volatility over a five-year period.  Performance shown in the chart assumes that:  (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%.  If Fund expenses and/or actual

22	DIREXION FUNDS PROSPECTUS

borrowing/lending rates were reflected, the estimated returns would be different than those shown.

As shown in the tables, a Bull Fund would be expected to lose 3.6% and a Bear Fund would be expected to lose 2.5% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 20.5% for the Bull Fund and 14.6% for the Bear Fund.

At higher ranges of volatility, there is a chance of a substantial loss of value in the Fund, even if the Index is flat. For instance, if the Index’s annualized volatility is 100%, it is likely that the Bull Fund would lose over 30.8% of its value and the Bear Fund would lose approximately 19.9% of its value, even if the cumulative Index return for the year was 0%.  The volatility of ETFs or instruments that reflect the value of the Index such as swaps, may differ from the volatility of the Index. The tables provide examples of how Index volatility could affect a Fund’s performance.  The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period and is shown to illustrate how holding a Fund for a period longer than one calendar month may negatively impact investment return.

Bull Fund

Bear Fund

Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment.  Each Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios.  These tables are intended to underscore the fact that each Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.

Interest Rate Risk

The Funds are subject to interest rate risk.  Debt securities, and securities that provide exposure to debt securities, have varying levels of sensitivity to changes in interest rates. The U.S. is currently in a period of historically low interest rates and it is unclear how much longer interest rates will remain at their current levels. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, a Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, a Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Fund’s return.  Changes or volatility in interest rates may adversely affect the performance of the Funds. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term

DIREXION FUNDS PROSPECTUS	23

securities tend to react to changes in long-term interest rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Intra-Calendar Month Investment Risk

The Funds seek calendar month investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month.  An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 120% (for the Bull Fund) or -100% (for the Bear Fund) investment exposure to the underlying index, depending upon the movement of the underlying index from the end of the prior calendar month until the point of purchase.  If the underlying index moves in a direction favorable to a Fund, the investor will receive exposure to the underlying index less than 120% or -100% (as applicable).  Conversely, if the underlying index moves in a direction adverse to a Fund, the investor will receive exposure to the underlying index greater than 120% or -100%.  Investors may consult the Fund’s website at any point during the month to determine how the current value of the underlying index relates to the value of the Index at the end of the calendar month.

Leverage Risk

To achieve its monthly investment objective, the Bull Fund employs leverage and is exposed to the risk that adverse calendar month performance of the Index will be leveraged. This means that, if the Index experiences an adverse calendar month performance, your investment in the Bull Fund will be reduced by an amount equal to 1.2% for every 1% of adverse performance, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment.

The Bull Fund could theoretically lose an amount greater than its net assets in the event of a decline in the value of the Index in excess of 85%. Further, purchasing shares intra-calendar month may result in greater than 120% exposure to the performance of the Index if the Index moved in a direction adverse to the Fund between the end of the last calendar month and the time the investor purchased Fund shares.

To fully understand the risks of using leverage in a Fund, see “Effects of Compounding and Market Volatility Risk” above.

Liquidity Risk

Some securities held by a Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If a Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Market Risk

Each Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. The Bull Fund typically would lose value in a calendar month when the Index declines. The Bear Fund typically would lose value in a calendar month when the Index increases.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on each Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline.

Market Timing Activity Risk

Rafferty expects a significant portion of the assets of each Fund to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of a Fund’s portfolio turnover, which involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders from distributions to them of net gains realized on the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance. In addition,

24	DIREXION FUNDS PROSPECTUS

large movements of assets into and out of the Funds may have a negative impact on their ability to achieve their investment objectives or their desired level of operating expenses. The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investments. Please see the “Financial Highlights” section of this Prospectus for each Fund’s historic portfolio turnover rates.

Money Market Instrument Risk

The Funds may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest.  Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held.  Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price.  Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement.  There is no guarantee that money market instruments will maintain a stable value, and they may lose money.

Monthly Correlation/Tracking Risk

There can be no guarantee that the Bull Fund will achieve a high degree of correlation with its investment objective relative to its underlying index. A failure to achieve a high degree of correlation may prevent the Bull Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.  The Bull Fund’s weighting of investment exposure to the security comprising its underlying index may be different from that of the underlying index.  In addition, the Bull Fund may invest in securities or financial instruments not included in the underlying index. The Bull Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the underlying index. Activities surrounding Index reconstitutions and other underlying index repositioning or reconstitution events may hinder the Bull Fund’s ability to meet its calendar month leveraged investment objective in that month.

Monthly Inverse Correlation/Tracking Risk

The Bear Fund is negatively correlated to the Index and should lose money when the Index rises — a result that is the opposite from traditional mutual funds. Because the Bear Fund seeks calendar month returns inverse to the Index, the difference between the Bear Fund’s calendar month return and the performance of the Index may be negatively compounded during periods in which the markets decline.

Non-Diversification Risk

A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAVs and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Regulatory Risk

Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. In particular, there is no guarantee that the Bear Fund will be permitted to continue to engage in short sales, which are designed to earn the Fund a profit from the decline of the price of a particular security, basket of securities or index.

Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund. For example, the regulatory environment for derivative instruments in which the Funds may invest is evolving, and changes in the regulation or taxation of derivative instruments may materially and adversely affect the ability of a Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged funds generally also may evolve, and changes in the direct or indirect regulation of leveraged funds could have a material adverse effect on the ability of the Funds to pursue their investment objectives or strategies. Such legislative or regulatory changes could pose additional risks and result in material adverse consequences to the Funds.

Shorting Risk

The Bear Fund may engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices. Short sales are transactions in which the Fund borrows securities from a broker and sells the borrowed securities. The Fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. If the market price of the underlying security goes down between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying

DIREXION FUNDS PROSPECTUS	25

security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

INDEX LICENSORS

NYSE Current 30 Year U.S. Treasury Index.  Neither the Trust nor the Funds are sponsored, endorsed, sold or promoted by NYSE EURONEXT or its affiliates (“NYSE EURONEXT”). NYSE EURONEXT makes no representation or warranty regarding the advisability of investing in securities generally, in the Funds particularly, or the ability of the NYSE Current 30 Year U.S. Treasury IndexSM to track general stock market performance.

NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE TREASURY INDEXES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ABOUT YOUR INVESTMENT

Share Price of the Funds

A fund’s share price is known as its NAV.  Each Fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time (“Valuation Time”), each day the NYSE is open for business (“Business Day”).  The NYSE is open for business Monday through Friday, except in observation of the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, on days that the bond markets close all day, which currently include the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (a “Bond Market Holiday”), the Funds do not calculate their NAVs, even if the NYSE is open for business.  On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early (usually at 2 p.m. Eastern time which currently includes the Friday before Memorial Day, the Friday after Thanksgiving, Christmas Eve and New Year’s Eve), the Funds treat the portion of the day that the bond markets are closed as a Bond Market Holiday and calculate their NAVs as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern time, subject to the discretion of the Adviser.  In such instances, orders for purchase or redemption that are received prior to the close of the bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday.

The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate on days that foreign markets are open but the Funds are not open for business.

26	DIREXION FUNDS PROSPECTUS

All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the time that the Fund calculates its NAV (as described above) will be processed at that day’s NAV. Transaction orders received after the time that the Fund calculates its NAV will receive the next calculated NAV.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•

Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market. If, on a particular day, a security does not trade, then the mean between the closing bid and asked prices will be used;

•	Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index;

•

Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time or (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time;

•	Options are valued at the composite price, using National Best Bid and Offer quotes;

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such prices are unavailable, by a matrix pricing method; and

•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

Rule 12b-1 Fees

The Funds have adopted an investor class distribution plan under Rule 12b-1 (the “Investor Class Plan”) pursuant to which the Funds pay for distribution and services provided to Fund shareholders. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Investor Class Plan, each Fund may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets. The Board of Trustees has currently authorized each Fund to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund.

DIREXION FUNDS PROSPECTUS	27

Under an agreement with the Funds, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”), may receive Rule 12b-1 fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Funds’ SAI. For more information on these and other services, you should speak directly to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

Additional Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Funds. These payments may be made to financial intermediaries for marketing, promotional or related expenses. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares of the Funds or the amount investors in the Funds would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Funds.

Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or portfolio offering list or other marketing programs, including, but not limited to, inclusion of a Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. Revenue sharing payments also may be made to financial intermediaries that provide various services to the Funds, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations.

The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of a Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of a Fund available to its customers and may allow the Funds greater access to the financial institution’s customers.

Shareholder Services Guide

You may invest in the Funds through traditional investment accounts, including an Automatic Investment Plan, individual retirement account (“IRA”) (including a Roth IRA), a self-directed retirement plan or a company-sponsored retirement plan. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Funds. You may invest directly with the Funds or through certain financial intermediaries. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below and may be invested in as many of the Funds as you wish, subject to a minimum investment in each Fund of $1,000. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$500
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$0

28	DIREXION FUNDS PROSPECTUS

Purchase Methods	Initial Purchases	Subsequent Purchases
By Mail

•   Complete and sign your Application. Remember to include all required documents (if any).

•   Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.

•   Send the signed Application and check to:

Direxion Funds

P.O. Box 0701

Milwaukee, Wisconsin 53201-0701

(The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.)

•   Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.

•   Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.

•   Send the Investment Slip and check to:

Direxion Funds

P.O. Box 0701

Milwaukee, Wisconsin 53201-0701

(The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.)

By Wire

•   Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.

•   Fax the Application according to instructions the representative will give you.

•   Mail the original Application to:

Direxion Funds

P.O. Box 0701

Milwaukee, Wisconsin 53201-0701

•   Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) receive an account number; and (c) receive a confirmation number.

Wired funds must be received prior to market close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

•   Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.

•   You will receive a confirmation number; retain your confirmation number.

•   Instruct your bank to wire the money to:

US Bank NA, Milwaukee, WI  53202

ABA 075000022

Credit: US Bancorp Fund Services, LLC

ACCT # 112-952-137

FFC: Direxion Funds

(Your name and Direxion Account Number)

Wired funds must be received prior to market close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

By Telephone	You may not make initial investments by telephone

•   If you did not decline telephone options on your account Application, your account has been open for 15 days, and you have banking information established on your account, you may purchase shares by telephone. .

•   The minimum telephone purchase is equal to the subsequent investment purchase amount for your account type.

•   Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund(s). Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.

•   Shares will be purchased at the NAV calculated on the day your order is placed provided that your order is received prior to market close.

Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.

*      The Adviser may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide certain shareholder services or omnibus processing for the Funds in fee-based mutual fund programs.

DIREXION FUNDS PROSPECTUS	29

Contact Information

By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxioninvestments.com
Regular Mail	Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

Instructions for Exchanging or Redeeming Shares

By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	• Log on to www.direxioninvestments.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.

ACCOUNT AND TRANSACTION POLICIES

Payment for Shares. All purchases must be made in U.S. Dollars through a U.S. bank. The Funds will not accept payment in cash or money orders. In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks or any conditional order or payment. If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

Anti-Money Laundering Program. The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

30	DIREXION FUNDS PROSPECTUS

Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Funds of such trade or trades. In particular, financial intermediaries that transact in shares of the Funds through Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good form. In practice, this means that a confirmation from a financial intermediary is not binding on the Funds. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds. Cancelation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next business day. Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

Financial Intermediaries. Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. In addition, Rafferty may, from time to time, at its own expense, compensate financial intermediaries for distribution or marketing services.

Order Policies. There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares. Generally, the Funds may reject a purchase if it is disruptive to the efficient management of the Funds.

Telephone Transactions. For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. Telephone redemption and exchange transaction privileges are automatically granted, unless you declined such privileges on your account application. If you previously declined telephone privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions. IRA accounts are not eligible for telephone redemption privileges. The maximum amount that may be redeemed by telephone is $100,000.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $25,000, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $500. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Funds at (800) 851-0511 if you have any questions. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds’ transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.

DIREXION FUNDS PROSPECTUS	31

Signature Guarantees. In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed, by either a Medallion program member or a non-Medallion program member, if:

•   You are changing your account ownership;

•   Your account registration or address has changed in the last 30 calendar days;

•   The redemption proceeds are payable or sent to any person, address or bank account other than the one listed on record with the Funds;

•   The sale is greater than $100,000; or

•   There are other unusual situations as determined by the Funds’ transfer agent.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification or other acceptable signature authentication.

Exchange Policies. You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Fund (including Funds not offered in this Prospectus) at the next determined NAV after receipt of your order in good form without any charges. The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.

Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time a Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by a Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Funds at (800) 851-0511.

Low Balance Accounts. If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.

Redemption In-Kind. The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Short-Term Trading. The Funds anticipate that a significant portion of their assets will come from professional money managers and investors who use the Funds as part of their “asset allocation” and/or “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.

Frequent trading increases the rate of the Funds’ portfolio turnover, which increases the overall expenses of managing the Funds, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. In addition, frequent trading may dilute the value of Fund shares held by long-term shareholders and may interfere with the efficient management of the Funds’ portfolios. The Funds reserve the right to reject any purchase orders, suspend the offering of Fund shares and impose restrictions in connection with abusive trading practices.

32	DIREXION FUNDS PROSPECTUS

None of the Funds currently imposes any trading restrictions on Fund shareholders or actively monitors for trading abuses.

The Funds’ Board of Trustees has approved the short-term trading policy of the Funds. The costs associated with the Funds’ portfolio turnover will have a negative impact on longer-term investors.

Electronic Delivery of Reports. Direxion Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery (“E-Delivery”) for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxioninvestments.com/edelivery.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Shareholder Inactivity. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in a Fund may be transferred to that state.

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds. Rafferty manages the investment of the Funds’ assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As August 31, 2015, the Adviser had approximately $9.4 billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty fees at an annualized rate of 0.75% based on a percentage of each Fund’s daily net assets.

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreements for the Funds will be included in the Funds’ Semi-Annual Report for the period ended February 28, 2016.

Rafferty has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by each Fund, has contractually agreed to pay all expenses of each Fund through September 1, 2017 other than the following: management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of a Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight.  The Portfolio Managers work with the investment trading team to decide the target allocation of the Funds’ investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation.  The members of the investment trading team rotate among the various series of the Trust, including the Funds, periodically so that no single individual is assigned to a specific fund for extended periods of time.

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.

DIREXION FUNDS PROSPECTUS	33

The Funds’ SAI provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions. Each Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.

Dividends and other distributions (collectively, “distributions”) will be reinvested in additional distributing Fund shares automatically at that Fund’s NAV per share unless you request otherwise in writing or via telephone. The Funds reserves the right, if you elect to receive distributions from a Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, to reinvest the check in your account, without interest, in additional Fund shares at that Fund’s then-current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. The check will not be held separate from the shares in your account.

Due to the pattern of purchases and redemptions in many of the Funds, a Fund’s total net assets may fluctuate significantly over the course of a year. Because a Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in a Fund.

Taxes. Federal income tax consequences of a distribution will vary depending on whether the distribution is from net investment income, net foreign currency gains, or net capital gains and, in the latter case, how long a Fund has held the assets the sale of which generated the gains, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less, and distributions of certain foreign currency gains, are taxed as dividends (that is, ordinary income). Distributions of gains on sales of assets held longer than one year (long-term capital gains), and distributions of other foreign currency gains are taxed at lower capital gains rates.

The following table illustrates the potential tax consequences for taxable accounts (of individual shareholders):

Type of Transaction	Tax Rate/Treatment*
Dividend (other than “qualified dividend income” (“QDI”) (see below)) distribution	Ordinary income rate
Distribution of QDI	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Redemption or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Redemption or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules

*

Tax consequences for tax-deferred retirement accounts (such as IRAs) or non-taxable shareholders will be different. You should consult your tax specialist for more information about your personal situation.

34	DIREXION FUNDS PROSPECTUS

QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding periods and other restrictions regarding the stock on which the dividends were paid. (Dividends received from other investment companies, including ETFs that are taxed as RICs, will only qualify for QDI treatment to the extent that the other investment company reports the qualifying portion to its shareholders in writing.)  A Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rates (see the next paragraph) for shareholders who satisfy those restrictions regarding their Fund shares. A portion of a Fund’s dividends (excluding dividends from foreign corporations) also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.

Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) an individual or certain other non-corporate shareholder realizes on a redemption or exchange of Fund shares, is subject to federal income tax at a maximum rate of 15% or 20% for those non-corporate shareholders with taxable income exceeding certain thresholds.

If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions, including, for redeemed shares that were acquired after December 31, 2011 (“Covered Shares”), basis information and whether they had a short-term (one year or less) or long-term (more than one year) holding period. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a taxable non-corporate shareholder of a Fund and does not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the Internal Revenue Service (“IRS”) 28% of all dividends and other distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you. If you are such a shareholder and are otherwise subject to backup withholding, we also are required to withhold and remit to the IRS the same percentage of all dividends and other distributions otherwise payable to you. Any tax withheld may be applied against your tax liability when you file your tax return.

A shareholder’s basis in Covered Shares will be determined in accordance with the Funds’ default method, which currently is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

MASTER/FEEDER OPTION

A Fund may in the future operate under a master/feeder structure. This means that a Fund would be a “feeder” fund that attempts to meet its investment objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Fund(s) that invest therein. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval. However, the Trustees’ approval will be given only if the investment(s) in the master fund(s) is (are) in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your Fund.

DIREXION FUNDS PROSPECTUS	35

FINANCIAL HIGHLIGHTS

No financial information is available for the Funds because the Funds had not commenced operations prior to the date of this Prospectus.

36	DIREXION FUNDS PROSPECTUS

PROSPECTUS

1301 Avenue of the Americas (6th Avenue), 35th Floor	New York, New York 10019	(800) 851-0511

Investor Class

MORE INFORMATION ON THE DIREXION FUNDS

Statement of Additional Information (“SAI”):

The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Funds
P.O. Box 0701
Milwaukee, Wisconsin 53201-0701
Call:	(800) 851-0511

By Internet:	www.direxioninvestments.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Rafferty Capital Markets, LLC, Distributor

1010 Franklin Avenue, 3rd Floor

Garden City, New York 11530

SEC File Number: 811-08243

DIREXION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

1301 Avenue of the Americas (6th Avenue), 35th Floor New York, New York 10019 (800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, that offers shares of a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates to the Investor Class Shares of the investment portfolios of the Trust listed below (each a “Fund” and collectively the “Funds”).

BULL FUND	BEAR FUND
Direxion Monthly 30 Year Treasury Bull 1.2X Fund (DXLTX)	Direxion Monthly 30 Year Treasury Bear 1X Fund (DXSTX)

The Direxion Monthly 30 Year Treasury Bull 1.2X Fund (the “Bull Fund”) attempts to provide leveraged calendar month investment results that correlate to an underlying index.  The Direxion Monthly 30 Year Treasury Bear 1X Fund attempts to provide inverse calendar month investment results that correlate to the opposite of the performance of an underlying index. The Bull Fund and the Bear Fund are riskier than most mutual funds.  Investors who do not understand the Funds should not buy the Funds.

An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 120% (for the Bull Fund) or -100% (for the Bear Fund) exposure to the underlying index from that point until the end of the month.  The actual exposure (“beta”) is a function of the performance of the underlying index from the end of the prior calendar month and such investor should consult the Funds’ website to determine the then projected beta before investing in the Funds.  If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the underlying index performance for the longer period.  This deviation will increase with higher index volatility and longer holding periods.

The return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the underlying index for such shorter period and the magnification point for the Fund.

The Funds are not suitable for all investors and are designed to be utilized by sophisticated investors, such as traders and active investors employing dynamic strategies who

(a) for the Bull Fund, understand the risks associated with the use of leverage,

(b) understand the consequences of seeking calendar month leveraged investment results,

(c) for the Bear Fund, understand the risk of shorting, and

(d) intend to actively monitor and manage their investments.

Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.

The Bear Fund pursues investment goals which are inverse to the performance of its underlying index, a result opposite of most other mutual funds.

There is no assurance that the Funds will achieve their investment objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.

This SAI, dated September 15, 2015, is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated September 15, 2015 (“Prospectus”).  This SAI is incorporated by reference into the Prospectus.  In other words, it is legally part of the Prospectus.  To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: September 15, 2015

i

Redemption In-Kind	38
Redemptions by Telephone	38
Receiving Payment	38
Anti-Money Laundering	39
EXCHANGE PRIVILEGE	39
SHAREHOLDER AND OTHER INFORMATION	39
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	40
Dividends and other Distributions	40
Taxes	40
FINANCIAL STATEMENTS	43
APPENDIX A: DESCRIPTION OF CORPORATE BOND RATINGS	A-1
APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES	B-1

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently consists of numerous separate series, two of which are included in this SAI.  Effective April 28, 2006, the Trust changed its name to Direxion Funds.  Prior to that date, the Trust was known as Potomac Funds.

This SAI relates to the Investor Class Shares of the Funds.

The Bull Fund seeks to provide calendar month leveraged investment results, before fees and expenses, which correspond to the performance of the NYSE Current 30 Year U.S. Treasury Index (the “Index”).  The Bear Fund seeks to provide calendar month investment results, before fees and expenses, which correspond to the inverse or opposite of the performance of the Index.  The Bull Fund attempts to provide investment results that correlate positively to the return of the Index, meaning the Bull Fund attempts to move in the same direction as the Index.  The Bear Fund attempts to provide investment results that correlate negatively to the return of the Index, meaning that the Bear Fund attempts to move in the opposite or inverse direction of the Index.  The term “bear” is used in the financial markets to describe a market that is declining in value.  Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.  For example, the monthly target for the Bull Fund is 120% of the calendar month performance of the Index, while the monthly target for the Bear Fund is 100% of the inverse, or opposite, of the calendar month performance of the Index.  If, over a given calendar month, the Index gains 1%, the Bull Fund is designed to gain approximately 1.2% (which is equal to 120% of 1%), while the Bear Fund is designed to lose approximately 1%.  Conversely, if the Index loses 1% over a given calendar month, the Bull Fund is designed to lose approximately 1.2%, while the Bear Fund is designed to gain approximately 1%.

The Funds seek calendar month investment results and are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.  These Funds are very different from most mutual funds.  First, the Bull Fund pursues monthly leveraged investment goals, which means that the Fund is riskier than alternatives that do not use leverage because the Bull Fund magnifies the performance of the benchmark of an investment.  Second, the Bear Fund pursues investment goals which are inverse to the performance of its benchmark; a result opposite of most other mutual funds.  Third, the Funds seek calendar month investment results.  An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 120% (for the Bull Fund) or -100% (for the Bear Fund) exposure to the Index from that point until the end of the month.  The actual exposure is a function of the performance of the benchmark from the end of the prior calendar month and such investor should consult the Fund’s website to determine the then projected exposure before investing in the Fund.  If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period.  This deviation will increase with higher index volatility and longer holding periods.  As a consequence, investors should not plan to hold the Funds unmonitored through the end of a month or for longer periods of time.  Further, the return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the Index for such shorter period and the magnification point for the Fund.  The Funds are not suitable for all investors.

The Funds are designed to be used by traders and active investors employing dynamic strategies.  Such investors are expected to monitor and manage their portfolios frequently, and certainly at least monthly.  The Funds should be utilized by sophisticated investors who (a) for the Bull Fund, understand the risks associated with the use of leverage, (b) understand the consequences of seeking calendar month leveraged investment results, (c) for the Bear Fund, understand the risk of shorting, and (d) intend to actively monitor and manage their investments.  Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.

The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy and are suitable for purchase by active investors as well as investors who engage in market timing activities.  The Funds may be used independently or in combination with each other as part of an overall strategy.  There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.  Each Fund offers Investor Class shares.  Investor Class shares are designed for sale directly to investors without a sales charge.  The Investor Class shares are subject to fees under Rule 12b-1.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  Each Fund, however, intends to continue to meet certain tax-related diversification standards for each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

In general, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns that correspond to a multiple of the Index.  In particular, the Funds below seek the following investment results as compared to the Index:

Fund	Index	Monthly Target
Direxion Monthly 30 Year Treasury Bull 1.2X Fund	NYSE Current 30 Year U.S. Treasury Index	120%
Direxion Monthly 30 Year Treasury Bear 1X Fund		-100%

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies.  The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), and in other lower quality commercial paper.

Caps, Floors and Collars

The Funds may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Funds may be both buyers and sellers of these instruments. In addition, the Funds may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Cybersecurity Risk

Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.  Cybersecurity incidents could cause a Fund or the Funds’ investment adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude.  They may also cause a Fund to violate applicable privacy and other laws. The Funds’ service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of the issuers of securities in which the Funds invest or the Funds’ third party service providers (including the Funds’ transfer agent and custodian).

Hybrid Instruments

A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC, the Funds’ investment adviser (“Rafferty” or “Adviser”), has determined under Board-approved guidelines are liquid. No Fund, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian. A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some interest rate swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

A Fund may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors:  a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Derivatives Strategies

General. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association, a Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (the “CEA”) and is not subject to registration or regulation as such under the CEA. However, the registration exclusion was amended in February 2012, and such amendments took effect on April 24, 2012. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions

(after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, prior to commencement of operations, the Funds will register as commodity pools, and the Adviser has registered as a commodity pool operator with the National Futures Association.

Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)         Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)         Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)         As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)         Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the NYSE MKT LLC (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies, Securities and Commodities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. A Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

Open-End and Closed-End Investment Companies.  A Fund may invest in the securities of other investment companies, including open- and closed-end funds, and in exchange-traded funds. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations. Each Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

A Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’ shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(j), a Fund may rely on that exemptive relief to exceed the limits imposed by Section 12(d)(1)(a).

Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations are excluded from such restrictions to the extent that a Fund has complied with the requirements of such orders. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Products.  Each Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange.  A Fund may also invest in exchange-traded notes (“ETN”), which are structured debt securities.  Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer.  Most ETFs and ETNs are designed to track a particular market segment or index.  ETFs and ETNs share expenses associated with their operation, typically including, with respect to ETFs, advisory fees.  When a Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.  The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities.  The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.  Additionally, a Fund may invest in swap agreements referencing ETFs.  If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as the Fund.  In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an interest in ETF or ETN.

Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors.  In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case.  The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress.  The SEC also adopted additional diversification, stress testing, and disclosure measures.  The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s yield and return potential.  The 2014 Amendments generally are not effective until October 2016.

Payment-In-Kind Securities and Strips

A Fund may invest in payment-in-kind securities and strips of any rating or maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to its shareholders. Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements. A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will:  (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

An interest rate swap is an agreement between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. A Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A Fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a Fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Fund may act as either the buyer or the seller of a credit default swap. A Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the Fund must be prepared to make such payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are generally two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the underlying securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, as discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States. U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae®, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac®, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae®”).

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae® and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae® and Freddie Mac® have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. From the end of 2007 through the first quarter of 2014, Fannie Mae® and Freddie Mac® required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $203 billion in senior preferred dividends to the U.S. Treasury over the same period.  Fannie Mae® and Freddie Mac® ended the second quarter of 2014 with positive net worth and, as a result, neither required a draw from the U.S. Treasury.  In April 2014, FHFA projected that Fannie Mae and Freddie Mac would require no additional draws from Treasury through the end of 2015.  However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required.  Nonetheless, no assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that Fannie Mae® and Freddie Mac® remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.”  Freddie Mac faces similar uncertainty about its future role. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

U.S. Government Sponsored Enterprises (“GSE”)

GSE securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Fannie Mae© and Freddie Mac©, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Zero-Coupon Securities

A Fund may invest in zero-coupon securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value (“original issue discount” or “OID”). The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments.

An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and to be required to make distributions thereof to shareholders before it receives any cash payments on its investment. See “Dividends, Other Distributions and Taxes – Income from Zero-Coupon and Payment-in-Kind Securities.”

Other Investment Risks and Practices

Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, a Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of their total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities. A Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days’ notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary.

A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments that have terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining terms-to-maturity of less than397 days. In any given period, all of a Fund’s investments may have a remaining terms-to-maturity of less than 397 days in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate, calculated with all securities that have terms-to-maturity of less than 397 days is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions to them of any net capital gains recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s after-tax performance.

Correlation and Tracking Risk

Several factors may affect a Fund’s ability to obtain its monthly leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an underlying index; (3) bid-ask spreads (the effect of which may be increased by portfolio turnover); (4) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (5) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (6) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between a Fund and its underlying index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its underlying index.

In the case of the Bear Fund whose NAVs are intended to move inversely from the Index the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between the Bear Fund and the return of Index on a calendar month basis, the symmetry between the changes in the Index and the changes in the Bear Fund’s NAV can be altered significantly over time by a compounding effect. For example, if the Bear Fund achieved a perfect inverse correlation with the Index in every calendar month over an extended period and the level of returns of that Index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the Bear Fund’s NAV by a percentage that is somewhat greater than the percentage that the Index’s returns decreased. Conversely, if the Bear Fund maintained a perfect inverse correlation with the Index over an extended period and if the level of returns of the Index significantly increased over that period, a compounding effect would result, causing a decrease of the Bear Fund’s NAV by a percentage that would be somewhat less than the percentage that the Index returns increased.

Leverage

If you invest in the Bull Fund, you are exposed to the risk that adverse calendar month performance of the Index will be leveraged. This means that, if the Index experiences an adverse calendar month performance, your investment in the Bull Fund will be reduced by an amount equal to 1.2% for every 1% of adverse performance, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. The Bull Fund could theoretically lose an amount greater than its net assets in the event of a decline of the Index in excess of 80%. Further, purchasing shares intra-calendar month may result in greater than 120% exposure to the performance of the Index if the Index moved in a direction adverse to the Bull Fund between the end of the last calendar month and the time the investor purchased Bull Fund shares. The Funds’ Prospectus provides a detailed discussion of such risks.

Intra-Calendar Month Investments

The Funds seek calendar month investment results which should not be equated with seeking a goal for shorter than a calendar month.  Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 120% (or -100%, as applicable) investment exposure to the Index, depending upon the movement of the Index from the end of the prior calendar month until the point of purchase.  If the Index moves in a direction favorable to the Fund, the investor will receive exposure to the Index less than 120% or -100%.  Conversely, if the Index moves in a direction adverse to the Fund, the investor will receive exposure to the Index greater than 120% or -100%.  The Funds’ Prospectus provides a detailed discussion of such risk.

Negative Implications of Monthly Goals in Volatile Markets

Each Fund seeks to provide a return which is a multiple of the calendar month performance of the Index. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the Index for periods longer than a single month. Each Fund repositions its portfolio on the last business day of a given calendar month, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses. If adverse calendar month performance of the Index reduces the amount of a shareholder’s investment, any further adverse calendar month performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable calendar month performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase correspondingly.

Monthly repositioning will impair a Fund’s performance if the Index experiences volatility.

For instance, a hypothetical Bull Fund, would be expected to lose 3.6% if its benchmark were flat over a hypothetical one year period during which its benchmark experienced annualized volatility of 25%.  If the benchmark’s annualized volatility were to rise to 50%, the hypothetical loss for a one year period would widen to approximately 11.7%.

A hypothetical Bear Fund, would be expected to lose 2.5% if its benchmark were flat over a hypothetical one year period during which its benchmark experienced annualized volatility of 25%.  If the benchmark’s annualized volatility were to rise to 50%, the hypothetical loss for a one year period would widen to approximately 8.0%.

An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.  Since market volatility, like that experienced by the markets currently, has negative implications for Funds which rebalance monthly, investors should be sure to monitor and manage their investments in the Funds in volatile markets.

Special Note Regarding the Correlation Risks of the Bull Fund.  As discussed in the Prospectus, the Bull Fund is “leveraged” in the sense that it has an investment objective to match a multiple of the performance of an index on a given day.  The Bull Fund is subject to all of the correlation risks described in the Prospectus.  In addition, there is a special form of correlation risk that derives from the Bull Fund’s use of leverage, which is that for periods greater than one calendar month, the use of leverage tends to cause the performance of the Bull Fund to be either greater than, or less than, the Index performance times the stated multiple in the Fund’s investment objective.

The Bull Fund’s return for periods longer than one calendar month is primarily a function of the following:

a)        Index performance;

b)        Index volatility;

c)        financing rates associated with leverage;

d)        other fund expenses;

e)        dividends paid by companies in the Index; and

f)        period of time.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A Fund shall not:

1.            Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of a Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.            Underwrite securities of any other issuer.

3.            Purchase, hold, or deal in real estate or oil and gas interests.

4.            Pledge, mortgage, or hypothecate a Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.            Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.            Issue any “senior security” (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that a Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) each Fund may make short sales of securities.

7.            Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of each Fund’s total assets; (2) as a temporary measure and then only in amounts not to exceed 5% of the value of each Fund’s total assets; (3) to enter into reverse repurchase agreements; or (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.            Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

No brokerage commissions are provided for the Funds because they had not commenced operations prior to the date of this SAI.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders. In adopting the policies, the Board of Trustees considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, the Funds’ distributor, or any other affiliated person of a Fund. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, a Fund’s President or Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The CCO shall report any disclosures made pursuant to this exception to the Board.

In addition, a Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to a Fund. In no event shall the Advisers, their affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between a Fund’s shareholders and Rafferty, the Funds’ distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) approves such disclosure.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty and USBFS regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Funds’ investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Board on Fund valuation matters. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds, the number of funds overseen by the Board, the arrangements for the conduct of the funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 3 portfolios within the Direxion Insurance Trust, 18 portfolios within the Direxion Funds and 133 portfolios within Direxion Shares ETF Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Insurance Trust and the Direxion Shares ETF Trust.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of December 31, 2014. Each of the Trustees of the Trust also serve on the Board of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 47	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	154	None.
Eric W. Falkeis(2) Age: 41	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	154	Trustee, Professionally Managed Portfolios (45 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	154	None.
John A. Weisser Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	154

Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).

David L. Driscoll Age: 46	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	154	None.
Jacob C. Gaffey Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	154	Director, Costa, Inc. (formerly A.T. Cross, Inc.).

(1)        Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)        Mr. Falkeis is affiliated with Rafferty.  Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)        The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 of the 18 funds registered with the SEC, the Direxion Insurance Trust which, as of the date of this SAI, offers for sale to the public 3 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 74 of the 133 funds registered with the SEC.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Daniel D. O’Neill:  Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty.  Mr. O’Neill has been the Managing Director of Rafferty since 1999.

Eric W. Falkeis:  Mr. Falkeis has extensive experience in the financial services business.  He is a certified public accountant.  Prior to joining Rafferty in 2013, Mr. Falkeis was Chief Financial Officer and Senior Vice President of USBFS.  USBFS provides fund administration, fund accounting and transfer agency services to registered investment companies and non-registered investment companies.  Mr. Falkeis is currently the Chief Operating Officer of Rafferty.

Gerald E. Shanley III:  Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.

John A. Weisser:  Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.

David L. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.

Jacob C. Gaffey has extensive experience with providing investment banking and valuation services to various companies.  Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley. Driscoll and Gaffey. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met four times during the Trust’s most recent fiscal year.

The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey, each of whom is an Independent Trustee of the Board. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met once during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 47	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	154	N/A
Eric W. Falkeis(2) Age: 41	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	154	Trustee, Professionally Managed Portfolios (45 Funds).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Brian Jacobs Age: 54	President	One Year; Since 2014

President, since April 2014, Rafferty Asset Management, LLC; formerly, Managing Partner, Jacobs Strategic Consulting (2012-2014); formerly, Chief Executive Officer, Hatteras Funds (2010-2012); formerly, Chief Distribution Officer, Baron Capital (2009); formerly, Managing Director, Allianz Global Investors (2000-2008).

				N/A	Formerly, Board Member, Wheelhouse Analytics; formerly, Board Member, Raise Hope Foundation.
Patrick J. Rudnick Age: 42	Principal Financial Officer and Assistant Secretary	One Year; Since 2010

Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).

				N/A	N/A
Angela Brickl Age: 39	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011

General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC,  since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP May - August 2008; Vice President USBFS November 2003 – August 2007.

				N/A	N/A

(1)              Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)              Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)              The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 of the 18 funds registered with the SEC, the Direxion Insurance Trust which, as of the date of this SAI, offers for sale to the public 3 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 74 of the 133 funds registered with the SEC.

The Funds had not commenced operations prior to the date of this SAI, therefore, the Trustees did not own any equity securities of the Funds.

The following table shows the amount of equity securities owned in the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2014.

Dollar Range of Equity Securities Owned:	Interested Trustees:		Independent Trustees:
	Daniel D. O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	More than $100,000	$0	$0	$1 - $10,000	$0	$0

(1)             The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 of the 18 funds registered with the SEC, the Direxion Insurance Trust which, as of the date of this SAI, offers for sale to the public 3 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 74 of the 133 funds registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.

The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2014.

Name of Person, Position	Aggregate Compensation From the Funds(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustees
Daniel D. O’Neill	$0	$0	$0	$0
Eric W. Falkeis(2)	$0	$0	$0	$0
Independent Trustees
Gerald E. Shanley III	$0	$0	$0	$100,000
John A. Weisser	$0	$0	$0	$100,000
David L. Driscoll(2)	$0	$0	$0	$0

Name of Person, Position	Aggregate Compensation From the Funds(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Jacob C. Gaffey(2)	$0	$0	$0	$0

(1)             For the fiscal year ended August 31, 2014, trustees’ fees and expenses in the amount of $50,000 were incurred by the Trust.

(2)             Mr. Falkeis, Mr. Driscoll and Mr. Gaffey were elected to the Board of the Trust on September 10, 2014 and therefore did not receive compensation for the fiscal year ended August 31, 2014.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

Because the Funds had not commenced operations prior to the date of this SAI, the Funds did not have control persons or principal shareholders and the Trustees and officers did not own shares of the Funds.

Investment Adviser

Rafferty Asset Management, LLC, 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of each Fund, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Funds, in compliance with the 1940 Act on November 26, 2013. The Advisory Agreement with respect to the Funds continues in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Funds. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Pursuant to the Advisory Agreement, each Fund will pay Rafferty 0.75% at an annual rate based on its average daily net assets.

No advisory fees are provided for the Funds because they had not commenced operations prior to the date of this SAI.

Rafferty has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Funds, has contractually agreed to pay all Fund expenses through September 1, 2017 other than the following: excluding, management fees, distribution and/or service fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Funds’ distributor have adopted Codes of Ethics. These Codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Managers

Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds.  An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight.  The Portfolio Managers work with the investment trading team to decide the target allocation of the Funds’ investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation.  The members of the investment trading team rotate among the various series of the Trust, including the Funds periodically so that no single individual is assigned to a specific Fund for extended periods of time.  In addition to the Funds, the team manages the following other accounts as of August 31, 2015:

Accounts	Total Number of Accounts	Total Assets (in Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	93	$9.42	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Rafferty manages no other accounts with an investment objective similar to that of the Funds.  In addition, two or more Funds advised by Rafferty may invest in the same securities but the nature of each investment may be opposite and in different proportions.  Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Mr. Brigandi and Mr. Ng do not own any shares of the Funds as of the date of this SAI.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of its investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and its shareholders, taking into account the value of a Fund’s investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to a Fund. U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets. The Administrator also is entitled to certain out-of-pocket expenses.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. (“Custodian”) serves as the custodian of a Fund’s assets. The Custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets. The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest. In recognition of this revenue, the Funds have received credits and may receive credits in future years from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

No administrative services fees or custodian fees are shown for the Funds because they had not commenced operations prior to the date of this SAI.

Distributor

Rafferty Capital Markets, LLC, 1010 Franklin Avenue, 3rd Floor, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of a Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended August 31, 2014, the Distributor received $50,150 as compensation from Rafferty for distribution services for each series of the Trust.  The Funds were not operational as of the date of this SAI, therefore Rafferty did not pay fees for distribution services for the Funds.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Investor Class Plan of Distribution (“Investor Class Plan”) for shares of each Fund pursuant to which a Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Investor Class Plan or any related agreement.

Pursuant to the Investor Class Plan, each Fund may pay up to 1.00% of its shares’ average daily net assets. The Board has authorized the Funds to pay 0.25% of each Fund’s average daily net assets.

Under an agreement with the Funds, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees from the Funds.

The Investor Class Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving the Investor Class Plan, the Trustees determined that there is a reasonable likelihood that the Investor Class Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Investor Class Plan and the purpose for which such expenditures were made.

The Investor Class Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Investor Class Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

No Rule 12b-1 fees have been incurred by the Funds as they had not commenced operations prior to the date of this SAI.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), 5 Times Square, New York, New York 10036, is the independent registered public accounting firm for the Trust.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business (“Business Day”).  However, on days that the bond markets close all day (a “Bond Market Holiday”), each Fund does not calculate its NAV, even if the NYSE is open for business.  On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early, each Fund treats the portion of the day that the bond markets are closed as a Bond Market Holiday and calculates its NAV as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern time, subject to the discretion of the Adviser.  In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday.  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  In addition to these holidays, the Bond Market is not open on Columbus Day and Veterans’ Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day.  The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used.  All equity securities that are not traded on a listed exchange held by a Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on exchanges where the options are traded.  If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Funds’ pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service.

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

For purposes of calculating their daily NAV, a Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines NAV. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in-kind is not as liquid as a cash redemption. If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of a Fund by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days). To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

•                  The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•                  Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•                  Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•                  The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Anti-Money Laundering

A Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to a Fund’s Customer Identification Program, a Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern Time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon 60 days’ notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each series of each Fund have equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and other Distributions

As stated in the Prospectus, each Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OIDs and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes its net short-term capital gain (i.e., the excess of net short-term capital gain over net long-term capital loss), if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders. Dividends (including distributions of the excess of net short-term capital gain over net long-term capital loss (“short-term gain”) a Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI, regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

A shareholder’s redemption of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. An exchange of Fund shares for shares of another Fund generally will have similar consequences. If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Regulated Investment Company Status. Each Fund is treated as a separate entity for federal tax purposes and intends to qualify for treatment as a regulated investment company (“RIC”). If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. For each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“IRS”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement (“Qualifying Income”).

Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Funds use, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the IRS, which might apply a different method resulting in disqualification of one or more Funds.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%), (2) it would not be able to deduct for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends -- that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”), which is subject to a maximum federal income tax rate of 15% for individuals through the end of 2012 -- to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap or similar agreement -- in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (except gains and losses on forward currency contracts, which are generally taxed as ordinary income or loss). These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips and delayed interest securities) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income taxable each year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount, and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Constructive Sales. If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities). .

*      *      *      *      *

The foregoing is only a general summary of some of the important federal income and excise tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.

Capital Loss Carryforwards. Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses sustained in future taxable years will not expire and may be carried over without limitation.

FINANCIAL STATEMENTS

Because the Funds had not commenced operations prior to the date of this SAI, no financial statements are available for the Funds.

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service – Global Long-Term Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Investors Service – National Scale Long-Term Ratings

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n:  Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s – Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;, and the promise we impute.
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:  An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C:  Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:  An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:  An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR:  This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service – Short Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1:  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard and Poor’s – Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Investors Service – Global Short Term Rating Scale

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor’s –Short-Term Issue Credit Ratings

A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

APPENDIX B

DIREXION FUNDS

DIREXION INSURANCE TRUST

PROXY VOTING POLICIES AND PROCEDURES

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.                                        Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.                                   Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as    outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.                              Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

• An auditor has a financial interest in or association with the company, and is therefore not independent;

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

• Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

• Composition of the board and key board committees;

• Attendance at board and committee meetings;

• Corporate governance provisions and takeover activity;

• Disclosures under Section 404 of the Sarbanes-Oxley Act;

• Long-term company performance relative to a market and peer index;

• Extent of the director’s investment in the company;

• Existence of related party transactions;

• Whether the chairman is also serving as CEO;

• Whether a retired CEO sits on the board;

• Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

• Sit on more than six public company boards;

• Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

• A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:

• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

• The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

• The non-audit fees paid to the auditor are excessive;

• A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

• There is a negative correlation between chief executive pay and company performance;

• The company fails to submit one-time transfers of stock options to a shareholder vote;

• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

• The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

• Two-thirds independent board;

• All-independent key committees;

• Established governance guidelines;

• The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

• Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

• The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

• The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

• An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

• The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

• Shareholders have approved the adoption of the plan; or

• The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20 percent trigger, flip-in or flip-over;

• A term of no more than three years;

• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

• Market reaction - How has the market responded to the proposed deal?

• Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

• Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

• Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits the repricing of stock options without prior shareholder approval;

• There is a disconnect between CEO pay and the company’s performance;

• The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

• The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

• Stock ownership guidelines with a minimum of three times the annual cash retainer.

• Vesting schedule or mandatory holding/deferral period:

- A minimum vesting of three years for stock options or restricted stock; or

- Deferred stock payable at the end of a three-year deferral period.

• A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

• No retirement/benefits and perquisites for non-employee directors; and

• A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

• Purchase price is at least 85 percent of fair market value;

• Offering period is 27 months or less; and

• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

• Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

• Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

• No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

• A trigger beyond the control of management;

• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

• The company is conducting animal testing programs that are unnecessary or not required by regulation;

• The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

• The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

• The existing level of disclosure on pricing policies;

• Deviation from established industry pricing norms;

• The company’s existing initiatives to provide its products to needy consumers;

• Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

• New legislation is adopted allowing development and drilling in the ANWR region;

• The company intends to pursue operations in the ANWR; and

• The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

• The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

• The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

• The company does not maintain operations in Kyoto signatory markets;

• The company already evaluates and substantially discloses such information; or,

• Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

• Past performance as a closed-end fund;

• Market in which the fund invests;

• Measures taken by the board to address the discount; and

• Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

• Performance of the fund’s net asset value;

• The fund’s history of shareholder relations;

• The performance of other funds under the advisor’s management.

DIREXION FUNDS

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)

Amended and Restated Declaration of Trust dated May 18, 2015 is herein incorporated by reference from the Post-Effective Amendment No. 160 to the Trust’s Registration Statement filed with the SEC on May 29, 2015.

(b)		By-Laws dated June 3, 1997 are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on June 6, 1997.

(c)		Instrument Defining Rights of Security Holders — None.

(d)	(i)(A)

Form of Investment Advisory Agreement between the Trust and Rafferty Asset Management, LLC (“RAM”) is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC on September 18, 1997.

(i)(B)

Amendment to Schedule A of the Investment Advisory Agreement is herein incorporated by reference from the Post-Effective Amendment No. 160 to the Trust’s Registration Statement filed with the SEC on May 29, 2015.

(ii)

Form of Subadvisory Agreement between Wilshire Associates, Inc. and RAM is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(iii)

Form of Subadvisory Agreement between Hilton Capital Management, LLC (“Hilton”) and RAM is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(e)	(i)(A)

Amended and Restated Distribution Agreement between the Trust and Rafferty Capital Markets, Inc. (“RCM”) is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

(i)(B)

Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement between the Trust and RCM is herein incorporated by reference from the Post-Effective Amendment No. 160 to the Trust’s Registration Statement filed with the SEC on May 29, 2015.

	(ii)	Form of Dealer Agreement is herein incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed with the SEC on November 17, 1999.

(f)		Bonus or Profit Sharing Contracts — None.

(g)	(i)(A)	Custody Agreement dated March 17, 2010 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

	(i)(B)	First Amendment to the Custody Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

1

(h)	(i)(A)

Transfer Agent Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

(i)(B)

First Amendment to the Transfer Agent Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(ii)(A)

Fund Accounting Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

(ii)(B)

First Amendment to Fund Accounting Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(iii)(A)

Fund Administration Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

(iii)(C)

Second Amendment to the Fund Administration Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

	(iv)(A)	Fulfillment Servicing Agreement is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC September 18, 1997.

(iv)(B)

Amendment to Exhibit A of the Fulfillment Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed with the SEC on May 1, 2006.

	(v)(A)	Form of Operating Services Agreement is herein incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s Registration Statement filed with the SEC on July 2, 2009.

(v)(B)

Amendment to Schedule A of the Operating Services Agreement is herein incorporated by reference from the Post-Effective Amendment No. 160 to the Trust’s Registration Statement filed with the SEC on May 29, 2015.

(v)(C)

Operating Services Agreement on behalf of the Direxion Hilton Yield Plus Fund is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(v)(D)

Amendment to Schedule A of the Operating Services Agreement on behalf of Direxion Hilton Tactical Income Fund is herein incorporated by reference from the Post-Effective Amendment No. 160 to the Trust’s Registration Statement filed with the SEC on May 29, 2015.

(i)		Opinion and consent of counsel — filed herewith.

(j)		Power of Attorney and Certified Resolutions is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(k)		Omitted Financial Statements — None.

2

(l)		Letter of Investment Intent dated September 2, 1997 filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on September 18, 1997.

(m)	(i)(A)

Investor Class Plan pursuant to Rule 12b-1 dated November 10, 2006 is herein incorporated by reference from Post-Effective Amendment No. 67 to the Trust’s Registration Statement filed with the SEC on December 22, 2006.

(i)(B)

Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from the Post-Effective Amendment No. 160 to the Trust's Registration Statement filed with the SEC on May 29, 2015.

	(ii)(A)	Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 102 to the Trust’s Registration Statement filed with the SEC on February 26, 2010.

(ii)(B)

Amendment to Schedule A of the Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

	(iii)(A)	Class A Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

(iii)(B)

Amendment to Schedule A of the Class A Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

	(iv)(A)	Class C Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

(iv)(B)

Amendment to Schedule A of the Class C Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

	(v)(A)	Investor Class Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

(v)(B)

Amendment to Schedule A of the Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

(n)	(i)(A)

Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

(i)(B)

Amendment to Schedule A of the Amended and Restated Multiple Class Plan is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

(o)		Reserved.

(p)	(i)	Code of Ethics of Rafferty Capital Markets, LLC is herein incorporated by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement filed with the SEC on December 31, 2003.

3

(ii)

Code of Ethics of the Direxion Funds, Direxion Insurance Trust, Direxion Shares ETF Trust and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

(iii)	Code of Ethics of Hilton Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

Item 29.  Persons Controlled by or Under Common Control with Registrant

None.

Item 30.  Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)                                 Subject to the exceptions and limitations contained in paragraph (b) below:

(i)             every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)          the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)                                 No indemnification shall be provided hereunder to a Covered Person:

(i)             who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)          in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)                                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and

4

shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)                                 Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)             such Covered Person shall have provided appropriate security for such undertaking,

(ii)          the Trust is insured against losses arising out of any such advance payments, or

(iii)       either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, offers investment advisory services.  Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC (Registration Number 801-54679).

Hilton Capital Management, LLC, 1010 Franklin Avenue, Garden City, New York 11530, offers investment advisory services.  Information as to the officers and directors of Wilshire is included in its current Form ADV filed with the SEC (Registration Number 801-60776).

5

Item 32.  Principal Underwriter

(a)                                 Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Direxion Insurance Trust, Adirondack Funds, Armour Funds,Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Clifford Capital Funds, Conestoga Funds, Entrepreneur Shares, Epiphany Funds, FMI Funds, Greenleaf Income Fund,  Hagin Keystone Fund, Jacobs-Broel Fund, Leuthold Funds, Marketocracy Funds, Neiman Funds, NWM Momentum Funds, Outfitter Fund, PIP New Generation Fund, PSP Multi Manager Fund, Ranger Funds, Reynolds Funds, Satuit Funds, Sparrow Funds, Valley Forge Funds, Walthausen Funds and Wireless Fund.

(b)                                 The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	None

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

Item 33.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained in the physical possession of the Trust’s investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 163 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 163 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on September 15, 2015.

DIREXION FUNDS

By:	/s/ Daniel D. O’Neill*
Daniel D. O’Neill
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 163 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Daniel D. O’Neill*		Chairman of the Board, Chief Executive Officer and Chief Investment Officer	September 15, 2015
Daniel D. O’Neill

/s/ Gerald E. Shanley III*		Trustee	September 15, 2015
Gerald E. Shanley III

/s/ John Weisser*		Trustee	September 15, 2015
John Weisser

/s/ Jacob C. Gaffey*		Trustee	September 15, 2015
Jacob C. Gaffey

/s/ David L. Driscoll*		Trustee	September 15, 2015
David L. Driscoll

/s/ Eric W. Falkeis*		Trustee and Principal Executive Officer	September 15, 2015
Eric W. Falkeis

/s/ Patrick J. Rudnick*		Principal Financial Officer and Assistant Secretary	September 15, 2015
Patrick J. Rudnick

*By:	/s/ Angela Brickl
Attorney-In Fact pursuant to the Power of Attorney filed with Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

INDEX TO EXHIBITS

Exhibit Number	Description

(i)	Opinion and consent of counsel